SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 22, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                  1-12002                 23-2715194
       (State or other            (Commission             (I.R.S. Employer
  jurisdiction of incorporation)   File Number)           Identification No.)



              1311 Mamaroneck Avenue, Suite 260
                  White Plains, New York                        10605
           (Address of principal executive offices)           (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)





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ITEM 5. Other Events

  Institutional Shareholder Services ("ISS") requested that the Registrant provide ISS with additional information about tax fees that the Registrant reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that the Registrant publish this information either in a Form 8-K filing or in a press release. The following is the information the Registrant provided to ISS:

  FEES PAID TO INDEPENDENT AUDITORS

  The following table sets forth fees billed by Ernst & Young LLP for services rendered for the fiscal year ended December 31, 2003:

        Audit fees                                              $ 215,000
        Audit-related fees                                         13,000
        Tax fees - Preparation and compliance                     150,000
                                                                  -------
        Total audit, audit-related and tax preparation and
         compliance Fees                                          378,000
        Other Non-audit Fees:
        Tax fees-other (1)                                         94,000
                                                                   ------
        Total-Fees                                              $ 472,000
                                                                =========



        (1) Tax fees-other includes tax advice on return filing matters of $24,000, tax advice on sales tax audit of $21,000, tax advice on implications of property dispositions of $35,000 and other tax advice of $14,000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACADIA REALTY TRUST
                                        (Registrant)


Date: April 22, 2004                    By: /s/ Michael Nelsen
                                            --------------------------------
                                            Name: Michael Nelsen
                                            Title: Sr. Vice President and Chief
                                                   Financial Officer